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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 30, 2003


                           LONG BEACH SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of February 1, 2003, providing for the issuance of
                    Asset-Backed Certificates, Series 2003-1)
                    _________________________________________
             (Exact name of registrant as specified in its charter)
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     Delaware                          333-90550               33-0917586
----------------------------       -----------------     ---------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)               File Number)        Identification Number)

       1100 Town & Country Road
                Suite 1600
         Orange, California                                     92868
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (714) 541-5378



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Item 5.      Other Events

Description of the Certificates and the Mortgage Pool

     As of the date hereof,  Long Beach Securities Corp. (the  "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated July 30, 2002, in connection with the Registrant's issuance of a series of certificates, entitled Long Beach Mortgage Loan Trust 2003-1, Asset-Backed Certificates, Series 2003-1 (the "2003-1 Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of February 1, 2003, among the Registrant as depositor (the "Depositor"), Long Beach Mortgage Company as master servicer ("Master Servicer"), the Federal National Mortgage Association ("Fannie Mae") as guarantor with respect to the Class A-1 Certificates and the Class S-1 Certificates (the "Fannie Mae Certificates") and Deutsche Bank National Trust Company as trustee. Fannie Mae will exchange Fannie Mae Guaranteed Grantor Trust Pass-Through Certificates, Fannie Mae Grantor Trust 2003-T2 (the "Guaranteed Certificates") with Depositor for the Fannie Mae Certificates pursuant to the Commitment Letter dated as of January 13, 2003 among Fannie Mae, Registrant, Master Servicer and Deutsche Bank Securities Inc. The Registrant, Master Servicer, Deutsche Bank Securities Inc., Lehman Brothers Inc. (together, Deutsche Bank Securities Inc. and Lehman Brothers Inc. are the "Co-Lead Underwriters"), Bank One Capital Markets, Inc., Credit Suisse First Boston LLC, Greenwich Capital Markets, Inc., Morgan Stanley & Co. Incorporated, UBS Warburg LLC and WaMu Capital Corp. have entered into an Underwriting Agreement dated as of January 29, 2003 for the purchase of the Class A-2
Certificates, Class S-2 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates and Class M-4 Certificates (the "Offered Certificates", collectively with the Guaranteed Certificates the "Underwritten Certificates"). The 2003-1 Certificates will represent in the aggregate the entire beneficial ownership interests in a trust fund (the "Trust Fund") consisting primarily of a pool of fully amortizing fixed rate and adjustable rate, first lien and second lien residential mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

     The Co-Lead Underwriters have advised the Registrant that they have furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Underwritten Certificates and terms of certain classes of Underwritten Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Underwritten Certificates under certain assumptions and scenarios.

     The Computational Materials have been provided by the Co-Lead Underwriters. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

     The Computational Materials were prepared by the Co-Lead Underwriters at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 7.      Financial Statements and Exhibits.

                  (a)      Not applicable

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                  (b)      Not applicable

                  (c)      Exhibits


Exhibit
  No.                          Description
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99.1      Computations  Materials (as defined in Item 5) that have been provided by Deutsche Bank Securities Inc. and Lehman Brothers Inc. to certain prospective purchasers of Long Beach Mortgage Loan Trust Asset-Backed Certificates, Series 2003-1

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   January 30, 2003

                                         LONG BEACH SECURITIES CORP.


                                         By:      /s/  Jeffery A Sorensen
                                         Name:    Jeffery A Sorensen
                                         Title:   Vice President







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

                                        Index to Exhibits

                                                                                                Sequentially
        Exhibit No.                               Description                                   Numbered Page
           99.1              Computations  Materials  (as  defined  in Item 5) that                   P
                             have been  provided by Deutsche Bank  Securities  Inc.
                             and  Lehman  Brothers  Inc.  to  certain   prospective
                             purchasers   of  Long   Beach   Mortgage   Loan  Trust
                             Asset-Backed Certificates, Series 2003-1









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                                  EXHIBIT 99.1

                                 FILED BY PAPER



















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